Financial risk management	12 Months Ended
Jun. 30, 2026
Text block [Abstract]
Financial risk management
24.
Financial risk management

24.1 Financial risks

Financial and capital risk management strategy

The financial risks arising from the Group’s operations comprise market, liquidity and credit risk. These risks arise in the normal course of business and the Group manages its exposure to them in accordance with the Group’s portfolio risk management strategy. The objective of the strategy is to support the delivery of the Group’s financial targets, while protecting its future financial security and flexibility by taking advantage of the natural diversification provided by the scale, diversity and flexibility of the Group’s operations and activities.

As part of the risk management strategy, the Group monitors target gearing levels and credit rating metrics under a range of different stress test scenarios incorporating operational and macroeconomic factors.

Market risk management

The Group’s activities expose it to market risks associated with movements in interest rates, foreign currencies and commodity prices. Under the strategy outlined above, the Group seeks to achieve financing costs, currency impacts, input costs and commodity prices on a floating or index basis.

In executing the strategy, financial instruments are potentially employed in three distinct but related activities. The following table summarises these activities and the key risk management processes:

Activity	Key risk management processes

1 Risk mitigation

On an exception basis, hedging for the purposes of mitigating risk related to specific and significant expenditure on investments or capital projects will be executed if necessary to support the Group’s strategic objectives.

Execution of transactions within approved mandates.

2 Economic hedging of commodity sales, operating costs, short-term cash deposits, other monetary items and debt instruments

Where Group commodity production is sold to customers on pricing terms that deviate from the relevant index target and where a relevant derivatives market exists, financial instruments may be executed as an economic hedge to align the revenue price exposure with the index target and US dollars.

Where debt is issued in a currency other than the US dollar and/or at a fixed interest rate, fair value and cash flow hedges may be executed to align the debt exposure with the Group’s functional currency of US dollars and/or to swap to a floating interest rate.

Where short-term cash deposits and other monetary items are denominated in a currency other than US dollars, derivative financial instruments may be executed to align the foreign exchange exposure to the Group’s functional currency of US dollars.

Measuring and reporting the exposure in customer commodity contracts and issued debt instruments.

Executing hedging derivatives to align the total group exposure to the index target.

Execution of transactions within approved mandates.

3 Strategic financial transactions Opportunistic transactions may be executed with financial instruments to capture value from perceived market over/under valuations.	Execution of transactions within approved mandates.

Primary responsibility for the identification and control of financial risks, including authorising and monitoring the use of financial instruments for the above activities and stipulating policy thereon, rests with the Financial Risk Management Committee under authority delegated by the Chief Executive Officer.

Interest rate risk

The Group is exposed to interest rate risk on its outstanding borrowings and short-term cash deposits from the possibility that changes in interest rates will affect future cash flows or the fair value of fixed interest rate financial instruments. Interest rate risk is managed as part of the portfolio risk management strategy.

The majority of the Group’s debt is issued at fixed interest rates. The Group has entered into interest rate swaps and cross currency interest rate swaps to convert most of its fixed interest rate exposure to floating US dollar interest rate exposure. As at 30 June 2026, 99 per cent of the Group’s borrowings were exposed to floating interest rates inclusive of the effect of swaps (2025: 98 per cent).

The fair value of interest rate swaps and cross currency interest rate swaps in hedge relationships used to hedge both interest rate and foreign currency risks are shown in the valuation hierarchy in section 24.4 ‘Derivatives and hedge accounting’.

Based on the net debt position as at 30 June 2026, taking into account interest rate swaps and cross currency interest rate swaps, it is estimated that a one percentage point increase in the Secured Overnight Financing Rate (SOFR) interest rate would decrease the Group’s equity and profit after taxation by US$46 million (2025: decrease of US$72 million). This assumes the change in interest rates is effective from the beginning of the financial year and the fixed/floating mix and balances are constant over the year.

Currency risk

The US dollar is the predominant functional currency within the Group and as a result, currency exposures arise from transactions and balances in currencies other than the US dollar. The Group’s potential currency exposures comprise:

•
translational exposure in respect of non-functional currency monetary items
•
transactional exposure in respect of non-functional currency expenditure and revenues

The Group’s foreign currency risk is managed as part of the portfolio risk management strategy.

Translational exposure in respect of non-functional currency monetary items

Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are restated at the end of each reporting period to US dollar equivalents and the associated gain or loss is taken to the income statement. The exception is foreign exchange gains or losses on foreign currency denominated provisions for closure and rehabilitation at operating sites, which are capitalised in property, plant and equipment.

The Group has entered into cross currency interest rate swaps and foreign exchange forwards to convert its significant foreign currency exposures in respect of monetary items into US dollars. Fluctuations in foreign exchange rates are therefore not expected to have a significant impact on equity and profit after tax.

The following table shows the carrying values of financial assets and liabilities at the end of the reporting period denominated in currencies other than the US dollar that are exposed to foreign currency risk:

Net financial (liabilities)/assets - by currency of denomination	2026	2025
	US$M	US$M
AUD	(4,372)	(4,181)
CLP	(908)	(924)
CAD	(410)	(361)
EUR	(96)	(89)
GBP	13	(28)
BRL	320	337
Other	192	123
Total	(5,261)	(5,123)

The principal non-functional currencies to which the Group is exposed are the Australian dollar, the Canadian dollar, the Chilean peso, the Pound sterling, the Brazilian real and the Euro. Based on the Group’s net financial assets and liabilities as at 30 June 2026, a weakening of the US dollar against these currencies (one cent strengthening in Australian dollar, one cent strengthening in Canadian dollar, 10 pesos strengthening in Chilean peso, one penny strengthening in Pound sterling, one centavo strengthening in Brazilian real and one cent strengthening in Euro), with all other variables held constant, would decrease the Group’s equity and profit after taxation by US$31 million (2025: decrease of US$29 million).

Transactional exposure in respect of non-functional currency expenditure and revenues

Certain operating and capital expenditure is incurred in currencies other than an operation’s functional currency. To a lesser extent, certain sales revenue is earned in currencies other than the functional currency of operations and certain exchange control restrictions may require that funds be maintained in currencies other than the functional currency of the operation. These currency risks are managed as part of the portfolio risk management strategy. The Group may enter into forward exchange contracts when required under this strategy.

Commodity price risk

The risk associated with commodity prices is managed as part of the portfolio risk management strategy. Substantially all of the Group’s commodity production is sold on market-based index pricing terms, with derivatives used from time to time to achieve a specific outcome.

Financial instruments with commodity price risk comprise forward commodity and other derivative contracts with net assets at fair value of US$1 million (2025: net liabilities of US$1 million).

Other financial assets at fair value includes US$67 million (2025: US$122 million) in relation to amounts receivable for the divestment of the Blackwater and Daunia mines which are contingent on future realised coal prices. A 10 per cent change in the coal realised price used in the valuation model, with all other factors held constant, would increase or decrease profit after taxation by approximately US$30 million.

Provisionally priced commodity sales and purchases contracts

Provisionally priced sales or purchases volumes are those for which price finalisation, referenced to the relevant index, is outstanding at the reporting date. Provisional pricing mechanisms within these sales and purchases arrangements have the character of a commodity derivative. Trade receivables or payables under these contracts are carried at fair value through profit or loss using Level 2 valuation inputs based on forward prices in the quotation period. The Group’s exposure at 30 June 2026 to the impact of movements in commodity prices upon provisionally invoiced sales and purchases volumes was predominately around copper.

The Group had 423 thousand tonnes of copper exposure as at 30 June 2026 (2025: 419 thousand tonnes) that was provisionally priced. The final price of these sales and purchases volumes will be determined during the first half of FY2027. A 10 per cent change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or decrease profit after taxation by US$371 million (2025: US$268 million).

The relationship between commodity prices and foreign currencies is complex and movements in foreign exchange rates can impact commodity prices.

Liquidity risk

Refer to note 21 'Net debt' for details on the Group’s liquidity risk.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily from customer receivables) and from its financing activities, including deposits with banks and financial institutions, other short-term investments, interest rate and currency derivative contracts and other financial instruments.

Refer to note 8 'Trade and other receivables' and note 21 'Net debt' for details on the Group credit risk.

24.2 Recognition and measurement

All financial assets and liabilities, other than derivatives and trade receivables, are initially recognised at the fair value of consideration paid or received, net of transaction costs as appropriate. Financial assets are initially recognised on their trade date.

Financial assets are subsequently carried at fair value or amortised cost based on:

•
the Group’s purpose, or business model, for holding the financial asset
•
whether the financial asset’s contractual terms give rise to cash flows that are solely payments of principal and interest

The resulting Financial Statements classifications of financial assets can be summarised as follows:

Contractual cash flows	Business model	Category
Solely principal and interest	Hold in order to collect contractual cash flows	Amortised cost
Solely principal and interest	Hold in order to collect contractual cash flows and sell	Fair value through other comprehensive income
Solely principal and interest	Hold in order to sell	Fair value through profit or loss
Other	Any of those mentioned above	Fair value through profit or loss

Solely principal and interest refers to the Group receiving returns only for the time value of money and the credit risk of the counterparty for financial assets held. The main exceptions for the Group are provisionally priced receivables and derivatives which are measured at fair value through profit or loss under IFRS 9.

The Group has the intention of collecting payment directly from its customers in most cases, however the Group also participates in receivables financing programs in respect of selected customers. Receivables in these portfolios which are classified as ‘hold in order to sell’, are provisionally priced receivables and are therefore held at fair value through profit or loss prior to sale to the financial institution.

With the exception of derivative contracts and provisionally priced trade payables which are carried at fair value through profit or loss, the Group’s financial liabilities are classified as subsequently measured at amortised cost.

The Group may in addition elect to designate certain financial assets or liabilities at fair value through profit or loss or to apply hedge accounting where they are not mandatorily held at fair value through profit or loss.

Fair value measurement

The carrying amount of financial assets and liabilities measured at fair value is principally calculated based on inputs other than quoted prices that are observable for these financial assets or liabilities, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices). Where no price information is available from a quoted market source, alternative market mechanisms or recent comparable transactions, fair value is estimated based on the Group’s views on relevant future prices, net of valuation allowances to accommodate liquidity, modelling and other risks implicit in such estimates.

The inputs used in fair value calculations are determined by the relevant segment or function. The functions support the assets and operate under a defined set of accountabilities authorised by the Executive Leadership Team. Movements in the fair value of financial assets and liabilities may be recognised through the income statement or in other comprehensive income according to the designation of the underlying instrument.

For financial assets and liabilities carried at fair value, the Group uses the following to categorise the inputs to the valuation method used based on the lowest level input that is significant to the fair value measurement as a whole:

IFRS 13 Fair value hierarchy	Level 1	Level 2	Level 3
Valuation inputs	Based on quoted prices (unadjusted) in active markets for identical financial assets and liabilities.

Based on inputs other than quoted prices included within Level 1 that are observable for the financial asset or liability, either directly (i.e. as unquoted prices) or indirectly (i.e. derived from prices).

Based on inputs not observable in the market using appropriate valuation models, including discounted cash flow modelling.

24.3 Financial assets and liabilities

The financial assets and liabilities are presented by class in the table below at their carrying amounts.

	IFRS 13
	Fair value
	hierarchy	IFRS 9	2026	2025
	Level[1]	Classification	US$M	US$M
Current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	12	13
Current other derivative contracts[3]	2,3	Fair value through profit or loss	450	275
Current other financial assets[4]	3	Fair value through profit or loss	91	–
Current other financial assets[5]		Amortised cost	49	236
Current other investments[6]	1,2	Fair value through profit or loss	17	37
Non-current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	227	448
Non-current other derivative contracts[3]	2,3	Fair value through profit or loss	182	158
Non-current other financial assets[4]	3	Fair value through profit or loss	162	122
Non-current other financial assets[5,7]		Amortised cost	166	191
Non-current investment in shares	1,3	Fair value through other comprehensive income	103	64
Non-current other investments[6]	1,2	Fair value through profit or loss	71	139
Total other financial assets			1,530	1,683
Cash and cash equivalents		Amortised cost	18,532	11,894
Trade and other receivables[8]		Amortised cost	1,143	1,195
Provisionally priced trade receivables	2	Fair value through profit or loss	3,429	2,581
Total financial assets			24,634	17,353
Non-financial assets			96,753	91,437
Total assets			121,387	108,790

Current other derivative contracts	2	Fair value through profit or loss	26	130
Current other financial liabilities[9]		Amortised cost	291	84
Non-current cross currency and interest rate swaps[2]	2	Fair value through profit or loss	1,306	1,056
Non-current other financial liabilities[9]		Amortised cost	4,300	308
Total other financial liabilities			5,923	1,578
Trade and other payables[10]		Amortised cost	6,817	6,087
Provisionally priced trade payables	2	Fair value through profit or loss	722	493
Bank overdrafts and short-term borrowings[11]		Amortised cost	–	1
Bank loans[11]		Amortised cost	4,534	3,731
Notes and debentures[11]		Amortised cost	18,945	17,653
Lease liabilities[12]			3,496	2,953
Other[11]		Amortised cost	146	158
Total financial liabilities			40,583	32,654
Non-financial liabilities			24,483	23,918
Total liabilities			65,066	56,572

1.
All of the Group’s financial assets and financial liabilities recognised at fair value were valued using market observable inputs categorised as Level 2 unless specified otherwise in the following footnotes.
2.
Cross currency and interest rate swaps are valued using market data including interest rate curves and foreign exchange rates. A discounted cash flow approach is used to derive the fair value of cross currency and interest rate swaps at the reporting date.
3.
Includes net other derivative assets of US$49 million related to power purchase contract agreements that are categorised as Level 3 (2025: US$37 million).
4.
Includes receivables contingent on future realised coal price of US$67 million in relation to the divestment of the Blackwater and Daunia mines (2025: US$122 million), receivables contingent on the outcome of future events relating to mining and regulatory approvals of US$131 million (2025: US$ nil) and restoration and reclamation trusts which are restricted and not available for general use by the Group of US$55 million (2025: US$ nil).
5.
Includes deferred consideration of US$48 million in relation to the divestment of the Blackwater and Daunia mines (2025: US$280 million).
6.
Includes investments held by BHP Foundation which are restricted and not available for general use by the Group of US$62 million (2025: US$176 million) of which other investments (mainly US Treasury Notes) of US$37 million is categorised as Level 1 (2025: US$105 million).
7.
Includes Senior notes of US$156 million (2025: US$147 million) relating to Samarco with a maturity date of 30 June 2031. Refer to note 4 ‘Significant events – Samarco dam failure’ for further information.
8.
Excludes input taxes of US$518 million (2025: US$477 million) included in other receivables.
9.
Includes the liability associated with the Antamina silver streaming agreement with Wheaton Precious Metals International Ltd of US$4,273 million (2025: US$ nil) and the settlement liability in relation to the cancellation of power contracts at the Group’s Escondida operations of US$308 million (2025: US$378 million).
10.
Excludes input taxes of US$88 million (2025: US$90 million) included in other payables.
11.
All interest bearing liabilities, excluding lease liabilities, are unsecured.
12.
Lease liabilities are measured in accordance with IFRS 16/AASB 16 ‘Leases’.

The carrying amounts in the table above generally approximate to fair value. In the case of US$200 million (2025: US$525 million) of fixed rate debt not swapped to floating rate, the fair value at 30 June 2026 approximated carrying value (2025: US$541 million). The fair value is determined using a method that can be categorised as Level 2 and uses inputs based on benchmark interest rates, alternative market mechanisms or recent comparable transactions.

For financial instruments that are carried at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the fair value hierarchy by reassessing categorisation at the end of each reporting period. There were no transfers between categories during the period.

Offsetting financial assets and liabilities

The Group enters into money market deposits and derivative transactions under International Swaps and Derivatives Association master netting agreements that do not meet the offsetting criteria in IAS 32/AASB 132 ‘Financial Instruments: Presentation’, but allow for the related amounts to be set-off in certain circumstances. The amounts set out as cross currency and interest rate swaps in the table above represent the derivative financial assets and liabilities of the Group that may be subject to the above arrangements and are presented on a gross basis.

Streaming arrangement liability

On 17 February 2026, the Group announced a long-term streaming agreement with Wheaton Precious Metals International Ltd (Wheaton), effective 1 April 2026. Under the agreement, the Group received an upfront payment of US$4,300 million on 2 April 2026 and, in exchange, will deliver silver to Wheaton calculated by reference to its share of the silver produced at the Antamina mine. The Group will also receive 20 per cent of the spot silver price at the time of delivery of each ounce of silver to Wheaton.

The Group will deliver the equivalent of 33.75 per cent of the silver produced by Antamina (subject to a fixed payable rate of 90 per cent). After 100 million ounces of silver have been delivered to Wheaton, the stream will be reduced, and BHP will deliver the equivalent of 22.5 per cent of silver produced by Antamina over the remaining life of mine. There are no minimum or fixed delivery requirements under the agreement.

The stream will be settled via purchase and delivery of metal credits to Wheaton, as such the arrangement meets the definition of a financial instrument under IFRS 9 and is accounted for as an other financial liability classified as amortised cost.

In order to determine the discount rate implicit in the arrangement, management is required to estimate expected future cash flows required to purchase metal credits to settle the stream based on assumptions for Antamina production volumes and silver prices. While the discount rate implicit in the arrangement will not change over the life of the arrangement, reassessment of Antamina production volumes and silver price may require remeasurement of the liability in future reporting periods.

Key judgements and estimates

Estimates: The significant estimates impacting the amortised cost balance of the other financial liability associated with the Antamina silver streaming agreement are:

Future production volumes

The Antamina silver streaming agreement is a life of mine agreement linked to Antamina’s silver production. Estimated production volumes took into account Antamina’s existing development plans along with risked reserves and resources, that a market participant would consider when valuing the stream, but do not currently meet the criteria to be treated as proved.

Commodity prices

Commodity prices were based on latest internal forecasts which are benchmarked with external sources of information such as analyst forecasts.

24.4 Derivatives and hedge accounting

The Group uses derivatives to hedge its exposure to certain market risks and may elect to apply hedge accounting.

Hedge accounting

Derivatives are included within financial assets or liabilities at fair value through profit or loss unless they are designated as effective hedging instruments.

Where hedge accounting is applied, at the start of the transaction, the Group documents the type of hedge, the relationship between the hedging instrument and hedged items and its risk management objective and strategy for undertaking various hedge transactions. The documentation also demonstrates that the hedge is expected to be effective.

The Group applies the following types of hedge accounting to its derivatives hedging the interest rate and currency risks of its notes and debentures:

•
Fair value hedges – the fair value gain or loss on interest rate and cross currency swaps relating to interest rate risk, together with the change in the fair value of the hedged fixed rate borrowings attributable to interest rate risk are recognised immediately in the income statement. If the hedge no longer meets the criteria for hedge accounting, the fair value adjustment on the note or debenture is amortised to the income statement over the period to maturity using a recalculated effective interest rate.
•
Cash flow hedges – changes in the fair value of cross currency interest rate swaps which hedge foreign currency cash flows on the notes and debentures are recognised directly in other comprehensive income and accumulated in the cash flow hedging reserve. To the extent a hedge is ineffective, changes in fair value are recognised immediately in the income statement.

When a hedging instrument expires, or is sold, terminated or exercised, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is amortised to the income statement over the period to the hedged item’s maturity.

When hedged, the Group hedges the full notional value of notes or debentures. However, certain components of the fair value of derivatives are not permitted under IFRS 9 to be included in the hedge accounting above. Certain costs of hedging are permitted to be recognised in other comprehensive income. Any change in the fair value of a derivative that does not qualify for hedge accounting, or is ineffective in hedging the designated risk due to contractual differences between the hedged item and hedging instrument, is recognised immediately in the income statement.

The table below shows the carrying amounts of the Group’s notes and debentures by currency and the derivatives which hedge them:

•
The carrying amount of the notes and debentures includes foreign exchange remeasurement to period-end rates and fair value adjustments when included in a fair value hedge.
•
The breakdown of the hedging derivatives includes remeasurement of foreign currency notional values at period-end rates, fair value movements due to interest rate risk, foreign currency cash flows designated into cash flow hedges, costs of hedging recognised in other comprehensive income, ineffectiveness recognised in the income statement and accruals or prepayments.
•
The hedged value of notes and debentures includes their carrying amounts adjusted for the offsetting derivative fair value movements due to foreign currency and interest rate risk remeasurement.

			Fair value of derivatives
2026	Carrying amount of hedged loans, notes and	De- designated	Foreign exchange notional at spot	Interest rate	Recognised in cash flow hedging	Recognised in cost of hedging	Recognised in the income	Accrued and other cash		Hedged value of loans, notes and
US$M	debentures	hedges[1]	rates	risk	reserve	reserve	statement[2]	flows	Total	debentures[3]
	A	B	C	D	E	F	G	H	C to H	A + B + C + D
USD	14,945	47	–	597	–	–	(56)	(73)	468	15,589
GBP	1,000	37	298	277	20	4	(78)	35	556	1,612
EUR	3,997	68	229	85	88	12	(95)	(276)	43	4,379
Total	19,942	152	527	959	108	16	(229)	(314)	1,067	21,580

			Fair value of derivatives
2025	Carrying amount of hedged loans, notes and	De- designated	Foreign exchange notional at spot	Interest rate	Recognised in cash flow hedging	Recognised in cost of hedging	Recognised in the income	Accrued and other cash		Hedged value of loans, notes and
US$M	debentures	hedges[1]	rates	risk	reserve	reserve	statement[2]	flows	Total	debentures[3]
	A	B	C	D	E	F	G	H	C to H	A + B + C + D
USD	15,120	49	–	249	–	–	(19)	(51)	179	15,418
GBP	1,062	40	251	258	(19)	5	(64)	37	468	1,611
EUR	2,481	97	122	50	41	(11)	(51)	(203)	(52)	2,750
Total	18,663	186	373	557	22	(6)	(134)	(217)	595	19,779

1.
Includes accumulated fair value adjustments on de-designated hedges which are amortised to the income statement over the period to the hedged item’s maturity.
2.
Predominantly related to ineffectiveness.
3.
Includes US$200 million (2025: US$525 million) of fixed rate debt not swapped to floating rate that is not in a hedging relationship.

The weighted average interest rate payable is USD SOFR +1.32 per cent (2025: USD SOFR +1.30 per cent). Refer to note 23 'Net finance costs' for details of net finance costs for the year.

Movements in reserves relating to hedge accounting

The following table shows a reconciliation of the components of equity and an analysis of the movements in reserves for all hedges. For a description of these reserves, refer to note 18 'Other equity'.

2026	Cash flow hedging reserve			Cost of hedging reserve			Total
US$M	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	(22)	6	(16)	6	(2)	4	(12)
Add: Change in fair value of hedging instrument recognised in OCI	(215)	65	(150)	(22)	7	(15)	(165)
Less: Reclassified from reserves to financial expenses – recognised through OCI	129	(39)	90	–	–	–	90
At the end of the financial year	(108)	32	(76)	(16)	5	(11)	(87)

2025	Cash flow hedging reserve			Cost of hedging reserve			Total
US$M	Gross	Tax	Net	Gross	Tax	Net
At the beginning of the financial year	40	(13)	27	(10)	3	(7)	20
Add: Change in fair value of hedging instrument recognised in OCI	330	(99)	231	16	(5)	11	242
Less: Reclassified from reserves to financial expenses – recognised through OCI	(392)	118	(274)	–	–	–	(274)
At the end of the financial year	(22)	6	(16)	6	(2)	4	(12)

Changes in interest bearing liabilities and related derivatives resulting from financing activities

The movement in the year in the Group’s interest bearing liabilities and related derivatives are as follows:

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2026	Bank	Notes and	Lease	Bank overdraft and short-term		Cross currency and interest
US$M	loans	debentures	liabilities	borrowings	Other	rate swaps	Total
At the beginning of the financial year	3,731	17,653	2,953	1	158	595
Proceeds from interest bearing liabilities	850	3,107	–	–	–	–	3,957
Settlements of debt related instruments	–	–	–	–	–	(22)	(22)
Repayment of interest bearing liabilities	(40)	(1,323)	(977)	–	(23)	–	(2,363)
Change from Net financing cash flows	810	1,784	(977)	–	(23)	(22)	1,572
Other movements:
Interest rate impacts	(13)	(354)	–	–	–	317
Foreign exchange impacts	3	(154)	71	–	(1)	154
Lease additions	–	–	1,111	–	–	–
Remeasurement of index-linked freight contracts	–	–	340	–	–	–
Other interest bearing liabilities/ derivative related changes	3	16	(2)	(1)	12	23
At the end of the financial year	4,534	18,945	3,496	–	146	1,067

	Interest bearing liabilities					Derivatives (assets)/ liabilities
2025	Bank	Notes and	Lease	Bank overdraft and short-term		Cross currency and interest
US$M	loans	debentures	liabilities	borrowings	Other	rate swaps	Total
At the beginning of the financial year	2,610	14,932	3,116	3	57	1,395
Proceeds from interest bearing liabilities	1,150	2,979	–	–	–	–	4,129
Settlements of debt related instruments	–	–	–	–	–	(147)	(147)
Repayment of interest bearing liabilities	(40)	(894)	(712)	–	(29)	–	(1,675)
Change from Net financing cash flows	1,110	2,085	(712)	–	(29)	(147)	2,307
Other movements:
Interest rate impacts	11	252	–	–	–	(265)
Foreign exchange impacts	7	369	(13)	–	–	(369)
Lease additions	–	–	870	–	–	–
Remeasurement of index-linked freight contracts	–	–	(297)	–	–	–
Other interest bearing liabilities/ derivative related changes	(7)	15	(11)	(2)	130	(19)
At the end of the financial year	3,731	17,653	2,953	1	158	595